Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
GOODWILL
10.	GOODWILL

As of December 31, 2025, the Company had $4.24 million of goodwill attributable to the completed acquisition during 2025 (Note 1, Acquisition of Uni-Titan LLC). There was no goodwill as of December 31, 2024.

The Company completed its annual goodwill impairment analysis and concluded that it was not more likely than not that the fair value of the reporting unit was less than its carrying amount. Therefore, no goodwill impairment was recorded for the year ended December 31, 2025.